UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 5, 2006



                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-11988                22-2365834
           --------                       -------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. employer
 incorporation or organization)         file number)         identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule
---------    ------------------------------------------------------------------
             or Standard; Transfer of Listing
             --------------------------------

     Escala Group, Inc. (the "Company") received a Staff Deficiency Letter, dated May 26, 2006, from Nasdaq indicating that the Company is currently not in compliance with Nasdaq's Audit Committee requirements as set forth in Marketplace Rule 4350. This deficiency has resulted from the resignation of Rafael del Valle as a member of the Audit Committee, leaving the Committee with only two members rather than the required three members.

     Under Nasdaq Marketplace Rule 4350(d)(4), the Company has until the Company's next annual meeting of shareholders or May 17, 2007, whichever comes first, to fill the vacancy on the Audit Committee and regain compliance.

     Nasdaq has also advised the Company that it will broadcast an indicator over its market data dissemination network noting the Company's non-compliance with the Audit Committee requirements.

Item 8.01   Other Events
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     On June 5, 2006, Escala Group, Inc. (the "Company") issued a press release disclosing that it had received notification of a formal order of investigation from the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 2006



                                         ESCALA GROUP INC.



                                         By: /s/ Matthew M. Walsh
                                             -----------------------------------
                                             Name:  Matthew M. Walsh
                                             Title: Executive Vice President and
                                                    Chief Financial Officer